UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 3, 2022

Lumentum Holdings Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36861	47-3108385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Ridder Park Drive, San Jose, California 95131

(Address of Principal Executive Offices including Zip code)

(408) 546-5483

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.001 per share	LITE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

Pursuant to the terms of the Agreement and Plan of Merger, dated as of November 3, 2021 (the “Merger Agreement”), by and among Lumentum Holdings Inc. (“Lumentum”), Neptune Merger Sub, Inc., a wholly owned subsidiary of Lumentum (“Merger Sub”) and NeoPhotonics Corporation, a Delaware corporation (“NeoPhotonics”), on August 3, 2022 (the “Closing Date”), Lumentum completed its previously announced acquisition of NeoPhotonics through the merger of Merger Sub with and into NeoPhotonics (the “Merger”), with NeoPhotonics continuing as the surviving corporation in the Merger and a wholly owned subsidiary of Lumentum (the time at which the Merger occurred, the “Effective Time”).

Item 2.01	Completion of Acquisition or Disposition of Assets

On the Closing Date, Lumentum completed its acquisition of NeoPhotonics through the consummation of the Merger. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each share of NeoPhotonics common stock (“NeoPhotonics Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (A) shares of NeoPhotonics Common Stock owned by Lumentum, NeoPhotonics or any direct or indirect wholly owned subsidiary of Lumentum or NeoPhotonics, in each case immediately prior to the Effective Time, and (B) shares of NeoPhotonics Common Stock that are issued and outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of adoption of the Merger Agreement or consented thereto in writing and who has properly exercised appraisal rights of such shares in accordance with Section 262 of the General Corporation Law of the State of Delaware) was automatically cancelled and converted into the right to receive $16.00 in cash, without interest (the “Merger Consideration”).

Pursuant to the terms of the Merger Agreement, (i) each NeoPhotonics restricted stock unit award (or portion thereof), that was outstanding and vested immediately prior to the Effective Time (including any portion that vested as a result of the Merger) (each, a “Cancelled NeoPhotonics RSU”) was automatically cancelled and converted into the right to receive the Merger Consideration with respect to each share of NeoPhotonics Common Stock underlying such Cancelled NeoPhotonics RSU, less applicable tax withholding, and (ii) each NeoPhotonics restricted stock unit award (or portion thereof) that was outstanding and unvested as of immediately prior to the Effective Time (and did not vest as a result of the Merger) was assumed by Lumentum (each, an “Assumed NeoPhotonics RSU”). Each Assumed NeoPhotonics RSU is subject to substantially the same terms and conditions as applied to the related award of the NeoPhotonics restricted stock unit award immediately prior to the Effective Time, including the same vesting schedule, except that the number of shares of common stock of Lumentum subject to each Assumed NeoPhotonics RSU is equal to the product of (A) the number of shares of NeoPhotonics Common Stock underlying such unvested NeoPhotonics restricted stock unit award as of immediately prior to the Effective Time, multiplied by (B) approximately 0.1831 (the “Exchange Ratio”), rounded down to the nearest whole share.

Pursuant to the terms of the Merger Agreement, (i) each NeoPhotonics performance restricted stock unit award (or portion thereof), that was outstanding and vested immediately prior to the Effective Time (or vested as a result of the Merger) (each, a “Cancelled NeoPhotonics PRSU”) was automatically cancelled and converted into the right to receive the Merger Consideration with respect to each share of NeoPhotonics Common Stock that would have been issued to the holder of such Cancelled NeoPhotonics PRSU pursuant to the terms of the NeoPhotonics performance restricted stock unit award agreement for which the determination of the achievement of the applicable performance objectives was not yet determined as of the Effective Time, and (ii) each NeoPhotonics performance restricted stock unit award (or portion thereof) that was outstanding and unvested as of immediately prior to the Effective Time (and did not vest as a result of the Merger) (each, an “Assumed NeoPhotonics PRSU”), was assumed by Lumentum. Each Assumed NeoPhotonics PRSU is subject to substantially the same terms and conditions as applied to the related award of the NeoPhotonics performance restricted stock units immediately prior to the Effective Time, including the vesting schedule applicable thereto, except that the number of shares of common stock of Lumentum subject to each Assumed NeoPhotonics PRSU is equal to the product of (A) the number of shares of NeoPhotonics Common Stock underlying such unvested NeoPhotonics performance restricted stock unit award as of immediately prior to the Effective Time multiplied by (B) the Exchange Ratio, rounded down to the nearest whole share.

Pursuant to the terms of the Merger Agreement, (i) each NeoPhotonics option (or portion thereof), that was outstanding and vested immediately prior to the Effective Time (or vested as a result of the Merger) (each, a “Cancelled NeoPhotonics Option”) was automatically cancelled and converted into the right to receive, for each share of NeoPhotonics Common Stock underlying such Cancelled NeoPhotonics Option, a cash payment, less applicable tax withholding, equal to the excess (if any) of: (A) the Merger Consideration less (B) the exercise price per share of such Cancelled NeoPhotonics Option, and (ii) each NeoPhotonics option (or portion thereof) that was outstanding and unvested as of immediately prior to the Effective Time (and did not vest as a result of the Merger) was assumed by Lumentum (each, an “Assumed NeoPhotonics Option”). Each Assumed NeoPhotonics Option is subject to substantially the same terms and conditions as applied to the related NeoPhotonics option immediately prior to the Effective Time, including the same vesting schedule applicable thereto, except that (A) the number of shares of common stock of Lumentum subject to each Assumed NeoPhotonics Option is equal to the product of (x) the number of shares of NeoPhotonics Common Stock underlying such unvested NeoPhotonics option as of immediately prior to the Effective Time multiplied by (y) the Exchange Ratio, rounded down to the nearest whole share, and (B) the exercise price of such Assumed NeoPhotonics Option will equal (x) the exercise price of such unvested NeoPhotonics Option immediately prior to the Effective Time, divided by (y) the Exchange Ratio, rounded up to the nearest cent.

Pursuant to the terms of the Merger Agreement, each NeoPhotonics stock appreciation unit (or portion thereof), that was outstanding and vested immediately prior to the Effective Time (each, a “Cancelled NeoPhotonics SAU”) was automatically cancelled and converted into the right to receive, with respect to each share of NeoPhotonics Common Stock underlying such Cancelled NeoPhotonics SAU, a cash payment equal to the excess of: (A) the Merger Consideration, less (B) the exercise or base price per share of such Cancelled NeoPhotonics SAU, less applicable tax withholding.

The foregoing description of the Merger and the Merger Agreement, and the other transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Lumentum with the Securities and Exchange Commission on November 5, 2021 and is incorporated herein by reference.

Item 8.01.	Other Events.

On the Closing Date, Lumentum and NeoPhotonics issued a joint press release announcing the consummation of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the transaction and other information related to the transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) expectations regarding the timing, completion and expected benefits of the transaction, (ii) plans, objectives and intentions with respect to future operations, customers and the market, and (iii) the expected impact of the transaction on the business of the parties. Expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the transaction disrupts current plans and operations; the risk of litigation and/or regulatory actions related to the transaction; potential impacts of the Covid-19 pandemic; changing supply and demand conditions in the industry; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in filings with the Securities and Exchange Commission, including reports filed on Form 10-K, 10-Q and 8-K and in other filings made by NeoPhotonics and Lumentum with the SEC from time to time and available at www.sec.gov. These forward-looking statements are based on current expectations, and with regard to the transaction, are based on Lumentum’s and NeoPhotonics’ current expectations, estimates and projections about the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Lumentum and NeoPhotonics, all of which are subject to change. The parties undertake no obligation to update the information contained in this communication or any other forward-looking statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	Description

2.1(1)(2)	Agreement and Plan of Merger, dated as of November 3, 2021.

99.1	Press Release of Lumentum Holdings Inc., dated August 3, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)

Previously filed as Exhibit 2.1 to Lumentum’s Periodic Report on Form 8-K (File No. 001-36861), filed with the Securities and Exchange Commission on November 5, 2021, and incorporated herein by reference.

(2)	Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. Lumentum agrees to furnish supplemental copies of any omitted schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENTUM HOLDINGS INC.

Date: August 3, 2022	By:	/s/ Wajid Ali
Wajid Ali
Chief Financial Officer